EXHIBIT 10.2

NewCardio, Inc.

Restricted Stock Unit Grant Notice

2009 Equity Compensation Plan

NewCardio, Inc. (the “Company”), pursuant to its 2009 Equity Compensation Plan (the “Plan”), hereby grants to Grantee a Stock Award (as defined in the Plan) consisting of Restricted Stock Units (as defined in the Plan) set forth below.  This Stock Award is subject to all of the terms and conditions as set forth herein and in the Stock Award Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Grantee:
Date of Grant:
Number of Restricted Stock Units:

Vesting Schedule:	See Attachment I, Stock Award Agreement, section 1 (b) or below if marked:
X    Subject to the accelerated vesting events described below, each Stock Award shall vest on the second anniversary of the grant date for such Stock Award;
ÿ	100% vesting at grant; or
ÿ	Other: ______________________________________________________________

NOTE:  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED ABOVE, FIFTY PERCENT (50%) OF EACH STOCK AWARD SHALL VEST AUTOMATICALLY UPON A CHANGE OF CONTROL (AS DEFINED IN THE PLAN) AND THE REMAINING 50% OF EACH STOCK AWARD (OR 100% IN THE EVENT THERE IS NO CHANGE OF CONTROL) SHALL VEST ON THE DAY WHICH IS THE LATER TO OCCUR OF THE LAST DAY OF (X) THE 24TH MONTH AFTER THE MONTH IN WHICH OCCURS THE DATE OF GRANT, OR (Y) THE 18TH MONTH AFTER THE MONTH IN WHICH OCCURS THE CHANGE OF CONTROL AND, IN THE EVENT OF A CHANGE OF CONTROL, EACH STOCK AWARD SHALL VEST ENTIRELY (100%), AUTOMATICALLY, (A) UPON A TERMINATION BY THE COMPANY OF CONTINUOUS SERVICE OF THE GRANTEE WITHOUT CAUSE (AS DEFINED IN THE PLAN), (B) UPON A TERMINATION BY THE GRANTEE OF THE CONTINUOUS SERVICE OF THE GRANTEE WITH GOOD REASON (AS DEFINED IN THE PLAN), OR (C) UPON A TERMINATION OF THE CONTINUOUS SERVICE OF A PARTICIPANT BY REASON OF THE DEATH OR DISABILITY (AS DEFINED IN THE PLAN) OF THE GRANTEE.

NOTE:    RESTRICTED STOCK UNITS SHALL BE SETTLED WITHIN 10 BUSINESS DAYS AFTER VESTING, EITHER BY DELIVERY TO THE PARTICIPANT OF SHARES OF COMMON STOCK (WITH APPROPRIATE SECURITIES ACT RESTRICTIVE LEGENDS) OR, AT THE ELECTION OF THE COMPANY, BY DELIVERY TO THE PARTICIPANT OF A CASH PAYMENT BASED UPON THE FAIR MARKET VALUE OF THE COMPANY’S COMMON STOCK ON THE DATE OF VESTING FOR EACH RESTRICTED STOCK UNIT VESTED (SUBJECT TO APPLICABLE INCOME TAX WITHHOLDING AS MAY BE REQUIRED BY LAW).

NEWCARDIO, INC.	GRANTEE:

By: ____________________________________________________________	By: ____________________________________________________________
Signature	Signature
Title: ___________________________________________________________
Date:___________________________________________________________	Date:___________________________________________________________

Attachments: I. Stock Award Agreement

Attachment I

NewCardio, Inc.

Stock Award Agreement

(Restricted Stock Units)

Pursuant to your Restricted Stock Unit Grant Notice (“Grant Notice”) and this Stock Award Agreement, NewCardio, Inc., (the “Company”) has granted you an option under its 2009 Equity Compensation Plan (the “Plan”) Restricted Stock Units with regard to the number of shares of the Company’s Common Stock indicated in your Grant Notice.  Defined terms not explicitly defined in this Stock Award Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your grant are as follows:

1. Vesting.  Subject to the limitations contained herein, your Restricted Stock Units will vest as follows, and vesting will cease upon the termination of your Continuous Service.

(a) Vesting of your Restricted Stock Units is deemed to have commenced on the Date of Grant set forth in your Grant Notice.

(b) Fifty percent (50%) of your Restricted Stock Units shall vest automatically upon a Change of Control (as defined in the plan) and the remaining 50% of each Restricted Stock Unit (or 100% in the event there is no Change of Control) shall vest on the day which is the later to occur of the last day of (x) the 24th month after the month in which occurs the Date of Grant (set forth in your Grant Notice), or (y) the 18th month after the month in which occurs the Change of Control and, in the event of a Change of Control, each Stock Award shall vest entirely (100%), automatically, (a) upon a termination by the Company of your Continuous Service without Cause (as defined in the Plan), (b) upon a termination by you of your Continuous Service with Good Reason (as defined in the Plan), or (c) upon a termination of your Continuous Service by reason of your death or Disability (as defined in the Plan).

For purposes hereof, the term “Change of Control” means an event or series of events resulting in the current holders of more than 50% of the common stock of the Company no longer holding at least 50% of the common stock of the Company.

2. Number of Shares and Exercise Price.  The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

3. Method of Settlement.  Settlement of Restricted Stock Units that have vested shall be made by the Company within 10 business days after vesting, either by delivery to you of shares of Common Stock (with appropriate Securities Act restrictive legends) or, at the election of the Company, by delivery to you of a cash payment based upon the Fair Market Value of the Company’s Common Stock on the date of vesting for each Restricted Stock Unit vested (subject to applicable income tax withholding as may be required by law).

4. Securities Law Compliance.  Notwithstanding anything to the contrary contained herein, the Company may elect to deliver to you as cash payment upon settlement of your Restricted Stock Units, instead of shares of Common Stock if such shares of Common Stock are not then so registered, and the Company has determined that such issuance would not be exempt from the registration requirements of the Securities Act.

5. Term.  It is contemplated that all Restricted Stock Units will be settled no later than 10 business days after the last day of the 24th month after the month in which occurs the Date of Grant set forth in the Grant Notice.

6. No Rights as a Shareholder.  The grant of Restricted Stock does not entitle you to any rights as a shareholder of the Company, to vote, to receive dividends or otherwise, unless and until (and then only in the event that, and after) your Restricted Stock Units are settled by delivery to you of Common Stock.

7. Withholding Obligations.

(a) At the time your Restricted Stock Units are settled, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Restricted Stock Units.

(b) Your Restricted Stock Units may not be settled by delivery of shares of Common Stock unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.  Accordingly, you may not be able to receive shares of Common Stock for each Restricted Stock Unit (if the Company elects to settle the same with shares instead of a cash payment), and the Company shall have no obligation to issue a certificate for all such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.

8. Notices.  Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

9. Governing Plan Document.  Your Restricted Stock Unit grant is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your grant, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your Grant Notice and those of the Plan, the provisions of the Plan shall control.

10. Transferability.  Your Restricted Stock Units are not transferable, except (i) by will or by the laws of descent and distribution, (ii) with the prior written approval of the Company, by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the option is to be passed to beneficiaries upon the death of the trustor (settlor) and (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to your “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).  The term “immediate family” is defined in 17 C.F.R. 240.16a-1(e) to mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes adoptive relationships.  The right of a transferee to settlement of the Restricted Stock Units transferred shall be the same as, and no greater than the rights of settlement that you would have had if you had not transferred the Restricted Stock Units.  In the event that your Employment and/or Continuous Service terminates due to your death, your transferee will be treated as a person who acquired your Restricted Stock Units by bequest or inheritance.  In addition to the foregoing, the Company may require, as a condition of the transfer of your Restricted Stock Units to a trust or by gift, that your transferee enter into a Restricted Stock Units transfer agreement provided by, or acceptable to, the Company.  The terms of your Restricted Stock Units shall be binding upon your transferees, executors, administrators, heirs, successors, and assigns.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to settlement of your Restricted Stock Units.

3